                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2004

                            BHA GROUP HOLDINGS, INC.
            (Exact name of registrant as specified in its character)

       DELAWARE                                         43-1416730
(State of Incorporation)                    (I.R.S. Employer Identification No.)

8800 EAST 63RD STREET, KANSAS CITY, MISSOURI                       64133
--------------------------------------------                       -----
(Address of principal executive offices)                        (Zip code)

                                 (816) 356-8400
              (Registrant's telephone number, including area code)

ITEM 8.01:  OTHER EVENTS.

            On August 27, 2004, BHA Group Holdings, Inc. (NASDAQ: BHAG)
announced that at the BHA Group Holdings, Inc. Special Stockholders' Meeting
held on August 27, 2004, the stockholders of BHA Group Holdings, Inc. voted to adopt the Agreement and Plan of Merger, dated as of May 31, 2004, by and among
General Electric Company, a New York corporation, Casey Acquisition Company, a
Delaware corporation which is wholly owned by General Electric Company, and BHA
Group Holdings, Inc., and the merger contemplated thereby. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Current Report on Form 8-K:

Exhibit No         Description of Exhibit

99.1               Press Release, dated August 27, 2004: BHA Group Holdings,
                   Inc. Announces Stockholder Approval of the Proposed
                   Acquisition by General Electric Company

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BHA Group Holdings, Inc.
                                      (Registrant)

                                      By:
                                       ------------------------------------
                                      James E. Lund
                                      President and Chief Executive Officer

Dated: August 27, 2004

EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

----------------- --------------------------------------------------------------
99.1              Press Release, dated August 27, 2004: BHA Group Holdings,
                  Inc. Announces Stockholder Approval of the Proposed
                  Acquisition by General Electric Company
----------------- --------------------------------------------------------------